ACQUISITIONS, LICENSING AGREEMENTS AND ASSETS HELD FOR SALE	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
ACQUISITIONS, LICENSING AGREEMENTS AND ASSETS HELD FOR SALE	ACQUISITIONS, LICENSING AGREEMENTS AND ASSETS HELD FOR SALE
Acquisition Agreement for Synergy Pharmaceuticals Inc.
On March 6, 2019, the Company acquired certain assets of Synergy Pharmaceuticals Inc. ("Synergy") for a cash purchase price of approximately $180 million and the assumption of certain liabilities, pursuant to the terms approved by the U.S. Bankruptcy Court for the Southern District of New York on March 1, 2019. Among the assets acquired are the worldwide rights to the Trulance® (plecanatide) product, a once-daily tablet for adults with chronic idiopathic constipation and irritable bowel syndrome with constipation. This acquired business is included in the Company's Salix segment and is expected to result in additional revenues and costs savings associated with business synergies.
Assets Acquired and Liabilities Assumed
The acquisition of certain assets of Synergy has been accounted for as a business combination under the acquisition method of accounting since: (i) substantially all of the fair value of the assets acquired is not concentrated in a single identifiable asset or group of similar identifiable assets and (ii) substantive inputs and processes were acquired to contribute to the creation of outputs. The following table summarizes the estimated fair values of the assets acquired and liabilities assumed related to the acquisition of certain assets of Synergy as of the acquisition date:

(in millions)
Accounts receivable	$7
Inventories	24
Prepaid expenses and other current assets	5
Product brand intangible assets (estimated useful life 7 years)	159
Accounts payable	(1)
Accrued expenses	(17)
Total identifiable net assets	177
Goodwill	3
Total fair value of consideration transferred	$180
Goodwill associated with the acquisition of certain assets of Synergy is not deductible for income tax purposes.
Revenue and Operating Results
Revenues associated with the acquired assets of Synergy during the period March 6, 2019 through December 31, 2019 were $55 million. Operating results associated with the acquired assets of Synergy during the period March 6, 2019 through December 31, 2019 and pro-forma revenues and operating results for the year 2019 were not material. Included in Other expense (income), net for 2019 are acquisition-related costs of $8 million directly related to the acquisition of certain assets of Synergy, which include expenditures for advisory, legal, valuation, accounting and other similar services.
Noncontrolling Interest in Medpharma
On October 16, 2018, using cash on hand, the Company acquired the 40% noncontrolling interest of Medpharma Pharmaceutical & Chemical Industries LLC (“Medpharma”) for $18 million. The difference between the carrying value and the price paid for the noncontrolling interest in Medpharma of $15 million, is a reduction of additional paid-in capital.
There were no other material business combinations in 2020, 2019 or 2018. The measurement period for all acquisitions has closed.
Option to Purchase All Ophthalmology Assets of Allegro Ophthalmics, LLC ("Allegro")
On September 21, 2020, the Company announced that it had entered into an agreement to acquire an option to purchase all of the ophthalmology assets of Allegro (the "Option"), a privately held biopharmaceutical company focused on the development of therapies that regulate integrin functions for the treatment of ocular diseases. Among the assets to be acquired if the Option is exercised, is the worldwide rights to risuteganib (Luminate®), Allegro's lead investigational compound in retina, which is believed to simultaneously act on the angiogenic, inflammatory and mitochondrial metabolic pathways implicated in diseases such as intermediate dry Age-related Macular Degeneration ("AMD"). A U.S. Phase 2a study with risuteganib in intermediate dry AMD met its primary endpoint of vision recovery and Phase 3 testing is in the planning stages. The aggregate payments to acquire the Option are $50 million and include an upfront payment of $10 million and a second payment of $40 million should Allegro raise additional funding. During the three months ended September 30, 2020, the Company made and expensed the upfront payment of $10 million as acquired IPR&D included in Other expense (income), net. If the Option is exercised, additional payments to acquire all ophthalmology assets of Allegro will be due.
Licensing Agreements
In the normal course of business, the Company may enter into select licensing and collaborative agreements for the commercialization and/or development of unique products. These products are sometimes investigational treatments in early stage development that target unique conditions. The ultimate outcome, including whether the product will be: (i) fully developed, (ii) approved by regulatory agencies, (iii) covered by third-party payors or (iv) profitable for distribution, is highly uncertain. The commitment periods under these agreements vary and include customary termination provisions. Expenses arising from commitments, if any, to fund the development and testing of these products and their promotion are recognized as incurred. Royalties due are recognized when earned and milestone payments are accrued when each milestone has been achieved and payment is probable and can be reasonably estimated.
Assets Held for Sale
During the three months ended December 31, 2020, the Company identified for disposal a certain business within the International Rx segment. This business was classified as held for sale as of December 31, 2020.
The carrying amounts of the assets and liabilities held for sale included in the Consolidated Balance Sheet as of December 31, 2020 are as follows:

(in millions)
Prepaid expenses and other current assets:
Trade receivables, net	$91
Inventories, net	63
Prepaid expenses and other current assets	8
$162
Other non-current assets:
Property, plant and equipment, net	$68
Goodwill and Intangible assets, net	245
Deferred tax assets, net	2
$315
Accrued and other current liabilities:
Accounts payable	$7
Accrued and other current liabilities	28
$35
Other non-current liabilities:
Deferred tax liabilities, net	$36
Other non-current liabilities	21
$57
Included within Deferred tax liabilities, net, are book to income tax differences related to the Company's intangible assets.
As a result of meeting the criteria for held for sale classification, the carrying value of this business, was adjusted to its estimated fair value, less costs to sell, and the Company recognized a loss of $96 million within Asset impairments, including loss on assets held for sale in the Consolidated Statements of Operations. This loss was primarily due to the anticipated release of non-cash cumulative foreign currency translation losses of $344 million, which were included as part of the carrying value of this business when measuring for impairment. These losses will be reclassified from Accumulated other comprehensive loss to Net loss upon the disposal of this business.